BLACKROCK VARIABLE SERIES FUNDS II, INC.

BlackRock High Yield V.I. Fund

(the “Fund”)

Supplement dated May 10, 2023 (the “Supplement”) to the Fund’s

Summary Prospectuses and Prospectuses, each dated May 1, 2023

Effective on or about May 31, 2023, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock High Yield V.I. Fund — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock High Yield V.I. Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since*	Title
Mitchell Garfin, CFA	2009	Managing Director of BlackRock, Inc.
David Delbos	2014	Managing Director of BlackRock, Inc.
Derek Schoenhofen	2009	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Mitchell Garfin, CFA, David Delbos and Derek Schoenhofen are the portfolio managers. Messrs. Garfin, Delbos and Schoenhofen are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — BlackRock High Yield V.I. Fund” is deleted in its entirety and replaced with the following:

BlackRock High Yield V.I. Fund

The Fund is managed by Mitchell Garfin, CFA, David Delbos and Derek Schoenhofen. Messrs. Garfin, Delbos and Schoenhofen are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since*	Title and Recent Biography
Mitchell Garfin, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
David Delbos	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2009 and Co-Head of U.S. Leveraged Finance; Director of BlackRock, Inc. from 2005 to 2008.
Derek Schoenhofen	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2006; Vice President of BlackRock, Inc. from 2000 to 2005.

*	Includes management of the Predecessor Fund.

Shareholders should retain this Supplement for future reference.